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                                                                    Exhibit 99.1




                              TRIPATH IMAGING, INC.



                   Certification of Periodic Financial Report

                       Pursuant to 18 U.S.C. Section 1350



         Each of the undersigned officers of TriPath Imaging, Inc. (the "Company") certifies, under the standards set forth in and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   August 14, 2002                       /s/ Paul R. Sohmer
                                            ------------------------------------
                                            Paul R. Sohmer, M.D.
                                            Chief Executive Officer



Dated:   August 14, 2002                      /s/ Stephen P. Hall
                                            ------------------------------------
                                            Stephen P. Hall
                                            Chief Financial Officer